UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-179

Name of registrant as specified in charter: Central Securities Corporation

Address of principal executive offices:

630 Fifth Avenue

Suite 820

New York, New York 10111

Name and address of agent for service:

Central Securities Corporation, John C. Hill, Chief Executive Officer

630 Fifth Avenue

Suite 820

New York, New York 10111

Registrant’s telephone number, including area code: 212-698-2020

Date of fiscal year end: December 31, 2023

Date of reporting period: June 30, 2023

Item 1(a). Reports to Stockholders.

CENTRAL SECURITIES CORPORATION

SEMI-ANNUAL REPORT

JUNE 30, 2023

[2]

CENTRAL SECURITIES CORPORATION

(Organized on October 1, 1929 as an investment company, registered as such with the
Securities and Exchange Commission under the provisions of the Investment Company Act of 1940)

25-YEAR HISTORICAL DATA

		Per Share of Common Stock
		Net asset value	Source of dividends and distributions			Total dividends and distributions		Unrealized appreciation of investments at end of period
Year Ended December 31,	Total net assets		Ordinary income*	Long-term capital gains*
1997	$434,423,053	$29.97						$273,760,444
1998	476,463,575	31.43	$ .29	$ 1.65		$ 1.94		301,750,135
1999	590,655,679	35.05	.26	2.34		2.60		394,282,360
2000	596,289,086	32.94	.32	4.03		4.35		363,263,634
2001	539,839,060	28.54	.22	1.58	**	1.80	**	304,887,640
2002	361,942,568	18.72	.14	1.11		1.25		119,501,484
2003	478,959,218	24.32	.11	1.29		1.40		229,388,141
2004	529,468,675	26.44	.11	1.21		1.32		271,710,179
2005	573,979,905	27.65	.28	1.72		2.00		302,381,671
2006	617,167,026	30.05	.58	1.64		2.22		351,924,627
2007	644,822,724	30.15	.52	1.88		2.40		356,551,394
2008	397,353,061	17.79	.36	2.10		2.46		94,752,477
2009	504,029,743	22.32	.33	.32		.65		197,256,447
2010	593,524,167	26.06	.46	.44		.90		281,081,168
2011	574,187,941	24.96	.43	.57		1.00		255,654,966
2012	569,465,087	24.53	.51	.43		.94		247,684,116
2013	648,261,868	26.78	.12	3.58		3.70		305,978,151
2014	649,760,644	26.18	.16	1.59		1.75		293,810,819
2015	582,870,527	23.53	.12	1.86		1.98		229,473,007
2016	674,683,352	27.12	.30	.68		.98		318,524,775
2017	826,331,789	32.86	.28	.72		1.00		460,088,116
2018	765,342,588	30.02	.56	.89		1.45		392,947,674
2019	994,595,051	38.42	.57	.78		1.35		607,489,748
2020	1,036,336,494	39.49	.75	.95		1.70		638,120,894
2021	1,332,590,581	48.87	.92	2.83		3.75		894,323,472
2022	1,132,835,676	40.48	.55	1.90		2.45		668,155,780
Six mos. to June 30, 2023***	1,235,924,219	44.18	.05	.15		.20		747,286,110

Total dividends and distributions***			$9.30	$38.24		$47.54

*Computed on the basis of the Corporation’s status as a “regulated investment company” for Federal income tax purposes. Dividends from ordinary income include short-term capital gains.

**Includes non-taxable return of capital of $.55.

***Unaudited.

The Common Stock is listed on the NYSE American under the symbol CET. On June 30, 2023, the closing market price was $36.51 per share.

[3]

To the Stockholders of

Central Securities Corporation:

Financial statements for the six months ended June 30, 2023 reviewed by our independent registered public accounting firm and other pertinent information are submitted herewith.

Comparative net assets are as follows:

	June 30, 2023 (Unaudited)	December 31, 2022
Net assets	$1,235,924,219	$1,132,835,676
Net assets per share of Common Stock	44.18	40.48
Shares of Common Stock outstanding	27,976,386	27,988,252

Comparative operating results are as follows:

	Six months ended June 30,
	2023 (Unaudited)	2022 (Unaudited)
Net investment income	$8,338,893	$12,642,981
Per average share of Common Stock outstanding	.30	.46
Net realized gain from investment transactions	21,623,919	45,411,237
Increase (decrease) in net unrealized appreciation of investments	79,130,330	(283,062,061)
Increase (decrease) in net assets resulting from operations	109,093,142	(225,007,843)

A distribution of $.20 per share was paid on June 27, 2023 to stockholders of record as of June 12, 2023. Stockholders will be sent a notice concerning the taxability of all 2023 distributions in early 2024.

During the first six months of 2023, the Corporation purchased 11,866 shares of its Common Stock at an average price of $34.50 per share. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made in the open market or in private transactions directly with stockholders.

Stockholder inquiries are welcome.

John C. Hill	Wilmot H. Kidd	Andrew J. O’Neill

630 Fifth Avenue
New York, NY 10111
July 26, 2023

[4]

TEN LARGEST INVESTMENTS

(excluding short-term investments)

June 30, 2023

(Unaudited)

	Cost	Value	Percent of Net Assets	Year First Acquired
	(millions)
The Plymouth Rock Company	$ 0.7	$270.0	21.8%	1982
Analog Devices, Inc.	5.8	86.7	7.0	1987
Alphabet Inc.	26.0	59.9	4.8	2015
Progressive Corporation	25.7	57.6	4.7	2015
Hess Corporation	17.5	57.1	4.6	2017
AON plc	29.1	51.8	4.2	2020
Motorola Solutions, Inc.	6.8	49.9	4.0	2000
American Express Company	21.9	43.6	3.5	2015
The Charles Schwab Corporation	25.7	39.7	3.2	2016
Keysight Technologies, Inc.	2.3	33.5	2.7	2005

PRINCIPAL PORTFOLIO CHANGES

April 1 to June 30, 2023

(Common Stock unless specified otherwise)
(Unaudited)

	Purchased	Sold	Held June 30, 2023
Amazon.com, Inc.	5,000		225,000
American Express Company		10,000	250,000
Brady Corporation		15,000	200,000
The Charles Schwab Corporation	100,000		700,000
Hess Corporation		20,000	420,000
Motorola Solutions, Inc.		40,000	170,000

[5]

DIVERSIFICATION OF INVESTMENTS

June 30, 2023

(Unaudited)

	Issues	Cost	Value	Percent of Net Assets
				June 30, 2023	December 31, 2022*
Common Stocks:
Insurance Underwriters	2	$26,445,787	$327,608,950	26.5%	27.8%
Diversified Financial	3	65,161,875	116,037,000	9.4	10.4
Semiconductor	3	13,815,511	109,516,750	8.9	8.5
Technology Hardware and Equipment	3	34,291,566	103,739,600	8.4	9.7
Communication Services	2	56,316,118	88,548,000	7.2	5.0
Health Care	4	39,972,249	65,733,300	5.3	5.7
Energy	1	17,535,663	57,099,000	4.6	5.6
Software and Services	2	4,799,146	53,206,400	4.3	1.9
Insurance Brokers	1	29,112,181	51,780,000	4.2	4.0
Retailing	2	17,574,478	42,361,600	3.4	2.4
Real Estate	2	31,441,757	38,310,000	3.1	3.4
Diversified Industrial	2	25,529,926	34,922,000	2.8	5.1
Banks	1	13,031,433	33,451,200	2.7	2.7
Short-Term Investments	6	113,372,363	113,372,363	9.2	7.7

*Certain amounts from 2022 have been reclassified to conform with 2023 presentation.

[6]

STATEMENT OF INVESTMENTS

June 30, 2023

(Unaudited)

Shares		Value
COMMON STOCKS 90.8%
	Banks 2.7%
230,000	JPMorgan Chase & Co.	$33,451,200

	Communications Services 7.2%
500,000	Alphabet Inc. Class A (a)	59,850,000
100,000	Meta Platforms, Inc. Class A (a)	28,698,000
		88,548,000

	Diversified Financial 9.4%
250,000	American Express Company	43,550,000
300,000	Capital One Financial Corporation	32,811,000
700,000	The Charles Schwab Corporation	39,676,000
		116,037,000

	Diversified Industrial 2.8%
400,000	AerCap Holdings N.V. (a)	25,408,000
200,000	Brady Corporation Class A	9,514,000
		34,922,000

	Energy 4.6%
420,000	Hess Corporation	57,099,000

	Health Care 5.3%
90,000	Johnson & Johnson	14,896,800
185,000	Medtronic plc	16,298,500
200,000	Merck & Co., Inc.	23,078,000
300,000	Roche Holding AG ADR	11,460,000
		65,733,300

	Insurance Brokers 4.2%
150,000	Aon plc Class A	51,780,000

	Insurance Underwriters 26.5%
28,424	The Plymouth Rock Company Class A (b)(c)	270,028,000
435,000	Progressive Corporation	57,580,950
		327,608,950

	Real Estate 3.1%
1,000,000	Kennedy-Wilson Holdings Inc.	16,330,000
700,000	Rayonier Inc.	21,980,000
		38,310,000

[7]

Shares		Value
	Retailing 3.4%
225,000	Amazon.com, Inc. (a)	$29,331,000
11,000	Mercadolibre, Inc. (a)	13,030,600
		42,361,600

	Semiconductor 8.9%
445,000	Analog Devices, Inc.	86,690,450
400,000	Intel Corporation	13,376,000
170,000	Wolfspeed, Inc. (a)	9,450,300
		109,516,750

	Software and Services 4.3%
80,000	Microsoft Corporation	27,243,200
54,000	Roper Technologies, Inc.	25,963,200
		53,206,400

	Technology Hardware and Equipment 8.4%
400,000	Coherent Corp. (a)	20,392,000
200,000	Keysight Technologies, Inc. (a)	33,490,000
170,000	Motorola Solutions, Inc.	49,857,600
		103,739,600

	Total Common Stocks (cost $375,027,690)	1,122,313,800

SHORT-TERM INVESTMENTS 9.2%

	Money Market Fund 1.1%
13,950,602	Fidelity Investments Money Market Fund
	Treasury Only Portfolio Class I	13,950,602

Principal	U.S. Treasury Bills 8.1%
$100,000,000	U.S. Treasury Bills 5.107% – 5.409% due 7/18/23 – 8/31/23 (d)	99,421,761

	Total Short-Term Investments (cost $113,372,363)	113,372,363

	Total Investments (cost $488,400,053) (100.0%)	1,235,686,163

	Cash, receivables and other assets less liabilities (0.0%)	238,056

	Net Assets (100%)	$1,235,924,219

(a)Non-dividend paying.

(b)Affiliate as defined in the Investment Company Act of 1940 and restricted. See Note 3 and Note 4.

(c)Valued based on Level 3 inputs. See Note 2.

(d)Valued based on Level 2 inputs. See Note 2.

See accompanying notes to statement of investments.

[8]

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2023
(Unaudited)

Assets:
Investments:
Securities of unaffiliated companies (cost $374,317,090) (Note 2)	$852,285,800
Securities of affiliated companies (cost $710,600) (Notes 2, 5 and 6)	270,028,000
Short-term investments (cost $113,372,363) (Note 2)	113,372,363	$1,235,686,163
Cash, receivables and other assets:
Cash	76,425
Dividends receivable	760,572
Leasehold improvements and office equipment, net	528,753
Operating lease right-of-use asset	2,632,549
Other assets	115,707	4,114,006
Total Assets		1,239,800,169
Liabilities:
Accrued expenses and other liabilities	893,284
Operating lease liability	2,982,666
Total Liabilities		3,875,950
Net Assets		$1,235,924,219
Net Assets are represented by:
Common Stock $1 par value: authorized 40,000,000 shares; issued 28,008,924 (Note 3)		$28,008,924
Surplus:
Paid-in	$432,750,426
Total distributable earnings, including net unrealized appreciation of investments	776,275,317	1,209,025,743
Treasury stock, at cost (32,538 shares of Common Stock) (Note 3)		(1,110,448)
Net Assets		$1,235,924,219
Net Asset Value Per Common Share (27,976,386 shares outstanding)		$44.18

See accompanying notes to financial statements.

[9]

STATEMENT OF OPERATIONS

For the six months ended June 30, 2023
(Unaudited)

Investment Income
Income:
Dividends from unaffiliated companies (net of foreign withholding taxes of $134,339)	$6,265,358
Dividends from affiliated companies (Note 5)	3,612,122
Interest	1,688,043	$11,565,523

Expenses:
Investment research	1,103,582
Administration and operations	1,110,042
Directors’ fees	280,000
Occupancy and office operating expenses	272,584
Information services and software	136,344
Stockholder communications and meetings	67,128
Franchise and miscellaneous taxes	50,822
Legal, auditing and tax preparation fees	47,790
Transfer agent, registrar and custodian fees and expenses	47,437
Other	110,901	3,226,630
Net investment income		8,338,893

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain from unaffiliated companies	21,623,919
Increase in net unrealized appreciation of investments in unaffiliated companies	67,760,730
Increase in net unrealized appreciation of investments in affiliated companies (Note 5)	11,369,600
Net gain on investments		100,754,249
Increase in Net Assets Resulting from Operations		$109,093,142

See accompanying notes to financial statements.

[10]

STATEMENTS OF CHANGES IN NET ASSETS

For the six months ended June 30, 2023
and the year ended December 31, 2022

	Six months ended June 30, 2023 (Unaudited)	Year ended December 31, 2022
From Operations:
Net investment income	$8,338,893	$14,664,129
Net realized gain from investment transactions	21,623,919	52,832,845
Increase (decrease) in net unrealized appreciation of investments	79,130,330	(226,167,692)
Increase (decrease) in net assets resulting from operations	109,093,142	(158,670,718)
Distributions To Stockholders:
From distributable earnings	(5,595,277)	(66,706,890)
From Capital Share Transactions: (Notes 3 and 8)
Distribution to stockholders reinvested in Common Stock	—	28,210,809
Issuance of shares of Common Stock to directors and employees	—	142,030
Cost of treasury stock purchased	(409,322)	(2,730,136)
Increase (decrease) in net assets from capital share transactions	(409,322)	25,622,703
Total increase (decrease) in net assets	103,088,543	(199,754,905)
Net Assets:
Beginning of period	1,132,835,676	1,332,590,581
End of period	$1,235,924,219	$1,132,835,676

See accompanying notes to financial statements.

[11]

STATEMENT OF CASH FLOWS

For the six months ended June 30, 2023
(Unaudited)

Cash Flows from Operating Activities:
Increase in net assets from operations		$109,093,142
Adjustments to increase in net assets from operations:
Proceeds from securities sold	$33,733,282
Purchases of securities	(11,057,932)
Net increase in short-term investments	(26,237,677)
Net realized gain from investments	(21,623,919)
Increase in net unrealized appreciation of investments	(79,130,330)
Non-cash operating lease expense	176,827
Depreciation and amortization	3,754
Changes in operating assets and liabilities:
Decrease in dividends receivable	148,332
Increase in leasehold improvements and office equipment	(436,462)
Decrease in other assets	11,913
Increase in accrued expenses and other liabilities	758,817
Total adjustments		(103,653,395)
Net cash provided by operating activities		5,439,747
Cash Flows from Financing Activities:
Dividends and distributions paid	(5,595,277)
Treasury stock purchased	(409,322)
Cash used in financing activities		(6,004,599)
Net decrease in cash		(564,852)
Cash at beginning of period		641,277
Cash at end of period		$76,425

See accompanying notes to financial statements.

[12]

NOTES TO FINANCIAL STATEMENTS — (Unaudited)

1. Significant Accounting Policies—Central Securities Corporation (the “Corporation”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles.

Security Valuation—Marketable common stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price at the valuation date. Investments in money market funds are valued at net asset value per share. Other short-term investments are valued at amortized cost, which approximates fair value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

Federal Income Taxes—It is the Corporation’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its stockholders. Management has analyzed positions taken on the Corporation’s tax returns and has determined that no provision for income taxes is required in the accompanying financial statements.

Use of Estimates—The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results may differ from those estimates.

Leases—The Corporation recognizes operating leases on its statement of assets and liabilities at the lease commencement date as (1) a liability representing its obligation to make lease payments over the lease term and (2) a corresponding right-of-use (“ROU”) asset for its right to use the underlying asset over the lease term. The lease liability is measured at the inception of the lease at the present value of the unpaid fixed and certain variable lease payments using the rate of interest the Corporation would have paid on a collateralized basis to borrow an amount equal to the lease payments under similar terms. Lease expense for fixed lease payments is recognized on a straight-line basis over the lease term and is included in Occupancy and office operating expenses in the Statement of Operations. Variable payments for utilities and for increases in building operating expenses and real estate taxes are expensed as incurred and also are included in Occupancy and office operating expenses. See Note 9.

Other—Security transactions are accounted for as of the trade date, and cost of securities sold is determined by specific identification. Dividend income and distributions to stockholders are recorded on the ex-dividend date. Interest income is accrued daily.

2. Fair Value Measurements—The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

•Level 1—Quoted prices in active markets for identical investments;

•Level 2—Other significant observable inputs obtained from independent sources, for example, quoted prices in active markets for similar investments;

•Level 3—Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. The Corporation’s only Level 3 investment is The Plymouth Rock Company Incorporated Class A Common Stock (“Plymouth Rock”).

The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

[13]

NOTES TO FINANCIAL STATEMENTS — continued (Unaudited)

The Corporation’s investments as of June 30, 2023 are classified as follows:

	Level 1	Level 2	Level 3	Total Value
Common stocks	$852,285,800	—	$270,028,000	$1,122,313,800
Short-term investments	13,950,602	$99,421,761	—	113,372,363
Total	$866,236,402	$99,421,761	$270,028,000	$1,235,686,163

The following is a reconciliation of the change in the value of Level 3 investments:

Balance as of December 31, 2022	$258,658,400
Change in unrealized appreciation of investments in affiliated companies included in increase in net assets from operations	11,369,600
Balance as of June 30, 2023	$270,028,000

Unrealized appreciation of Level 3 investments still held as of June 30, 2023 increased during the six months ended June 30, 2023 by $11,369,600, which is included in the above table.

Management assists the Board of Directors in the determination of the fair value of Plymouth Rock. In valuing the Plymouth Rock Level 3 investment as of June 30, 2023, management considered Plymouth Rock’s financial condition and results of operations, the insurance industry outlook, and any transactions in Plymouth Rock’s shares. Management used significant unobservable inputs to develop a range of values for the investment. It used a comparable company approach that utilized the following valuation multiples from selected publicly traded companies: price-to-book value (range: 0.9–2.0; average: 1.4); price-to-historical earnings (range: 9.8–36.3; average: 21.6); and price-to-forward earnings estimates (range: 12.7–30.7; average: 21.4). Management also used Plymouth Rock’s book value and a discounted cash flow model based on a forecasted return on equity of approximately 11% and a cost of capital of approximately 11%. The average of these values was then discounted for lack of marketability and control of the Plymouth Rock shares. Management considered a discount range of 25% to 40%, a range management believes market participants would apply. An independent valuation of Plymouth Rock’s shares obtained by Plymouth Rock was also considered. Management presented and discussed the above information with the Corporation’s directors, who approved the value for the investment.

Increases (decreases) in the price-to-book value multiple, price-to-historical earnings multiple, price-to-forward earnings estimate multiple, return on equity rate and book value in isolation would result in a higher (lower) range of fair values. Increases (decreases) in the discount for lack of marketability and control or cost of capital in isolation would result in a lower (higher) range of fair values.

3. Common Stock—During the six months ended June 30, 2023, the Corporation purchased 11,866 shares of its Common Stock at an average price of $34.50 per share representing an average discount from net asset value of 16.2%. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at prices less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock available for stock distributions, or may be retired.

4. Investment Transactions—The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the six months ended June 30, 2023, excluding short-term investments, were $11,057,932 and $33,733,282, respectively.

As of June 30, 2023, the tax cost of investments was $488,400,053. Net unrealized appreciation was $747,286,110 consisting of gross unrealized appreciation and gross unrealized depreciation of $754,516,666 and $7,230,556, respectively.

[14]

NOTES TO FINANCIAL STATEMENTS — continued (Unaudited)

5. Affiliated Companies—Plymouth Rock is an affiliated company as defined in the Investment Company Act of 1940 due to the Corporation’s ownership of 5% or more of the company’s outstanding voting securities. During the six months ended June 30, 2023, unrealized appreciation from the Corporation’s investment in Plymouth Rock increased by $11,369,600 and the Corporation received dividends of $3,612,122 from Plymouth Rock. The Chairman of the Corporation is a director of Plymouth Rock. The Chief Executive Officer of the Corporation is a director of certain subsidiaries of Plymouth Rock.

6. Restricted Securities—The Corporation may from time to time invest in securities the resale of which is restricted. On June 30, 2023, the Corporation’s only restricted security consisted of 28,424 shares of Plymouth Rock Class A stock that were acquired on December 15, 1982 at a cost of $710,600. This security had a value of $270,028,000 at June 30, 2023, which was equal to 21.8% of the Corporation’s net assets. The Corporation does not have the right to demand registration of this security.

7. Bank Line of Credit—The Corporation has entered into a $25 million uncommitted, secured revolving line of credit with UMB Bank, n.a. (“UMB”), the Corporation’s custodian. All borrowings are payable on demand of UMB. Interest on any borrowings is payable monthly at a rate based on the federal funds rate, subject to a minimum annual rate of 2.50%. No borrowings were made during the six months ended June 30, 2023.

8. Compensation and Benefit Plans—The aggregate compensation expense for all officers during the six months ended June 30, 2023 was $1,735,750, of which $1,089,250 was paid during the period.

Officers and other employees participate in a 401(k) profit sharing plan. The Corporation has agreed to contribute 3% of each participant’s qualifying compensation to the plan, which is immediately vested. Contributions in excess of 3% may be made at the discretion of the Board of Directors and vest after three years of service. During the six months ended June 30, 2023, the Corporation accrued $122,925 related to the plan.

9. Operating Lease—The Corporation leases office space under a lease that was amended effective April 27, 2022 to extend the lease term until June 30, 2033. The lease includes fixed payments for occupancy and variable payments for certain utilities and for the Corporation’s share of increases in building operating expenses and real estate taxes. The landlord agreed to abate the fixed rent for 12 months commencing July 1, 2022 and to reimburse the Corporation for certain renovation costs that the Corporation may incur. After June 30, 2027, the landlord may offer the Corporation comparable substitute office space under similar terms; if the Corporation does not accept the substitute space, it may terminate the lease 10 months after it delivers notice of such non-acceptance.

The lease extension was accounted for as a lease modification as of the effective date. The Corporation determined that the lease was an operating lease. As of the effective date of the lease extension, the Corporation measured its lease liability and corresponding ROU asset at approximately $2.9 million, which was the present value of the fixed payments less estimated incentive payments to be received under the lease using a discount rate of 4.89%.

Total lease expense for the six months ended June 30, 2023 was $193,857 substantially all of which was operating lease cost.

[15]

NOTES TO FINANCIAL STATEMENTS — continued (Unaudited)

Fixed amounts due under the lease as of June 30, 2023 are as follows:

2023	$206,737
2024	413,475
2025	413,475
2026	413,475
2027	413,475
2028	430,014
2029-2033	2,009,489
Total undiscounted lease payments	4,300,140
Less lease incentives receivable	(413,475)
Less imputed interest	(903,999)
Total lease liability	$2,982,666

[16]

FINANCIAL HIGHLIGHTS

The following table shows per share operating performance data, total returns, ratios and supplemental data for the six months ended June 30, 2023 and each year in the five-year period ended December 31, 2022. This information has been derived from information contained in the financial statements and market price data for the Corporation’s shares.

The Corporation’s total returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of all distributions. Distributions that are payable only in cash are assumed to be reinvested at the market price or net asset value, as applicable, on the payable date of the distribution. Distributions that may be taken in shares are assumed to be reinvested at the price designated by the Corporation.

	Six months ended June 30, 2023 (Unaudited)		2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value, beginning of period	$40.48		$48.87	$39.49	$38.42	$30.02	$32.86
Net investment income (a)	.30		.54	.83	.70	.47	.54
Net realized and unrealized gain (loss) on securities (a)	3.60		(6.35)	12.64	2.20	9.38	(1.91)
Total from investment operations	3.90		(5.81)	13.47	2.90	9.85	(1.37)
Less:
Dividends from net investment income	.05		.55	.86	.70	.47	.55
Distributions from capital gains	.15		1.90	2.89	1.00	.88	.90
Total distributions	.20		2.45	3.75	1.70	1.35	1.45
Net change from capital share transactions	—		(.13)	(.34)	(.13)	(.10)	(.02)
Net asset value, end of period	$44.18		$40.48	$48.87	$39.49	$38.42	$30.02
Per share market value, end of period	$36.51		$33.39	$44.58	$32.64	$33.10	$24.83
Total return based on market (%)	9.96		(19.89)	49.39	4.12	39.03	(4.51)
Total return based on NAV (%)	9.63		(11.47)	35.26	8.39	33.31	(3.88)
Ratios/Supplemental Data:
Net assets, end of period (000)	$1,235,924		$1,132,836	$1,332,591	$1,036,336	$994,595	$765,343
Ratio of expenses to average net assets (%)	.55	(b)	.50	.54	.66	.66	.69
Ratio of net investment income to average net assets (%)	1.11	(b)	1.22	1.75	1.94	1.32	1.63
Portfolio turnover rate (%)	1.03		.37	9.12	11.93	7.00	8.04

(a)Based on the average number of shares outstanding during the period.

(b)Annualized, not necessarily indicative of full year ratio.

See accompanying notes to financial statements.

[17]

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors

Central Securities Corporation:

Results of Review of Interim Financial Information

We have reviewed the statement of assets and liabilities of Central Securities Corporation (the “Corporation”), including the statement of investments, as of June 30, 2023, and the related statements of operations, changes in net assets, and cash flows for the six-month period ended June 30, 2023, and the related notes (collectively, the interim financial information), and the financial highlights for the six-month period ended June 30, 2023. Based on our review, we are not aware of any material modifications that should be made to the interim financial information and financial highlights for them to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of assets and liabilities of the Corporation, including the statement of investments, as of December 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended (not presented herein); and in our report dated February 2, 2023, we expressed an unqualified opinion on those financial statements and financial highlights. In our opinion, the information set forth in the accompanying statement of changes in net assets for the year ended December 31, 2022 and the financial highlights for each of the years in the five-year period ended December 31, 2022, is fairly stated, in all material respects, in relation to the statement of changes in net assets and financial highlights from which it has been derived.

Basis for Review Results

The interim financial information and financial highlights are the responsibility of the Corporation’s management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with the standards of the PCAOB. A review of interim financial information and financial highlights consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

KPMG LLP

New York, New York
July 27, 2023

[18]

OTHER INFORMATION

Direct Registration

The Corporation utilizes direct registration, a system that allows for book-entry ownership and the electronic transfer of the Corporation’s shares. Stockholders may find direct registration a convenient way of managing their investment. Stockholders wishing certificates may request them.

A pamphlet which describes the features and benefits of direct registration, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling Computershare Trust Company at 1-800-756-8200, calling the Corporation at 1-866-593-2507 or visiting our website: www.centralsecurities.com under Contact Us.

Proxy Voting Policies and Procedures

The policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities and the Corporation’s proxy voting record for the twelve-month period ended June 30, 2023 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-866-593-2507), (2) on the Corporation’s website at www.centralsecurities.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Portfolio Information

The Corporation files its complete schedule of portfolio holdings with the SEC for the first and the third quarter of each fiscal year on Form N-PORT. The Corporation’s Form N-PORT filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Meeting of Stockholders

The annual meeting of stockholders of the Corporation was held on March 15, 2023. At the meeting, all of the directors of the Corporation were reelected by the following vote of the holders of Common Stock:

	In favor	Withheld
L. Price Blackford	22,665,164	1,646,511
Simms C. Browning	22,241,296	2,070,379
Donald G. Calder	22,173,813	2,137,862
David C. Colander	22,633,090	1,678,585
John C. Hill	23,436,856	874,819
Jay R. Inglis	22,163,094	2,148,581
Wilmot H. Kidd	23,338,418	973,257
Wilmot H. Kidd IV	22,634,856	1,676,819
David M. Poppe	22,619,344	1,692,331

A proposal to ratify the selection of KPMG LLP as independent auditors of the Corporation for the year 2023 was approved with 23,375,756 votes for, 698,413 votes against and 237,505 shares abstaining.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Securities Exchange Act of 1934. You can identify forward-looking statements by words such as “believe,” “expect,” “may,” “anticipate,” and other similar expressions when discussing prospects for particular portfolio holdings and/or markets, generally. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. We cannot assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

[19]

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[20]

BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
L. Price Blackford, Lead Independent Director
Simms C. Browning
Donald G. Calder
David C. Colander
John C. Hill
Jay R. Inglis
Wilmot H. Kidd IV
David M. Poppe

OFFICERS

John C. Hill, Chief Executive Officer and President
Marlene A. Krumholz, Vice President and Secretary
Andrew J. O’Neill, Vice President
Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll-free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.
P.O. Box 43078, Providence, RI 02940-3078
800-756-8200
www.computershare.com/investor

CUSTODIAN

UMB Bank, n.a.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
New York, NY

Item 1(b). Each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act.

Not applicable.

Item 2. Code of Ethics. The information required by this Item is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Experts. The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services. The information required by this Item is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrants. The information required by this Item is only required in an annual report on this Form N-CSR.

Item 6. Investments.

(a) Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies. The information required by this Item is only required in an annual report on this Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.
(b)	There have been no changes in any of the Portfolio Managers identified in the Corporation’s report on Form N-CSR for the year ended December 31, 2022.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (January 1 through January 31)	11,866	$34.50	NA	NA
Month #2 (February 1 through February 28)	-0-	NA	NA	NA
Month #3 (March 1 through March 31)	-0-	NA	NA	NA
Month #4 (April 1 through April 30)	-0-	NA	NA	NA
Month #5 (May 1 through May 31)	-0-	NA	NA	NA
Month #6 (June 1 through June 30)	-0-	NA	NA	NA
Total	11,866	$34.50	NA	NA

Item 10. Submission of Matters to a Vote of Security Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since such procedures were last described in the Corporation’s proxy statement dated February 7, 2023.

Item 11. Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of Central Securities Corporation (the “Corporation”) have concluded that the Corporation’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There has been no change in the Corporation’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Corporation’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The information required by this Item is only required in an annual report on this Form N-CSR.

(b) The information required by this Item is only required in an annual report on this Form N-CSR.

Item 13. Exhibits.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. The information required by this Item is only required in an annual report on this Form N-CSR.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) Certifications of the principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Securities Corporation

By:	/s/ John C. Hill
John C. Hill
Chief Executive Officer and President

August 10, 2023

Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capabilities and on the dates indicated.

By:	/s/ John C. Hill
John C. Hill
Chief Executive Officer and President

August 10, 2023

Date

By:	/s/ Lawrence P. Vogel
Lawrence P. Vogel
Vice President and Treasurer

August 10, 2023

Date